                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

                      First Excess Catastrophe Reinsurance

           REINSURERS               PARTICIPATIONS
           ----------               --------------
Everest Reinsurance Company         60.00%
Flagstone Reinsurance Limited       5.50
Partner Reinsurance Company         5.00

TOTAL 70.50% part of 100% share in the interests and liabilities of the "Reinsurer"

                      Second Excess Catastrophe Reinsurance

           REINSURERS               PARTICIPATIONS
           ----------               --------------
ACE Tempest Reinsurance Ltd.         2.50%
Everest Reinsurance Company         25.00
Flagstone Reinsurance Limited        5.50
General Reinsurance Corporation     20.00
Hannover Re (Bermuda), Ltd.          2.50
Partner Reinsurance Company          5.00
Transatlantic Reinsurance Company   15.00

THROUGH BENFIELD LIMITED
   (PLACEMENT ONLY)
AXA RE                              8.50

TOTAL 84.00% part of 100% share in the interests and liabilities of the "Reinsurer"

                      Third Excess Catastrophe Reinsurance

           REINSURERS                            PARTICIPATIONS
           ----------                            --------------
ACE Tempest Reinsurance Ltd.                           2.50%
American Re-Insurance Company,
   A Delaware Corporation                              6.00
AXIS Specialty Limited                                 3.00
Flagstone Reinsurance Limited                          5.50
General Reinsurance Corporation                       10.00
Hannover Re (Bermuda), Ltd.                            2.50
Partner Reinsurance Company                            9.50
Swiss Re Underwriters Agency, Inc.
   (for Swiss Reinsurance America Corporation)         9.00
Transatlantic Reinsurance Company                     21.25
XL Re Ltd                                              4.75

THROUGH BENFIELD LIMITED (PLACEMENT ONLY)
AXA RE                                                 9.50
Munchener Ruckversicherungs-Gesellschaft              14.00

THROUGH BENFIELD LIMITED
Lloyd's Underwriters Per Signing Schedule              2.50

TOTAL                                                100.00%

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----
      I  Classes of Business Reinsured                                        1
     II  Commencement and Termination                                         1
    III  Territory                                                            2
     IV  Exclusions                                                           3
      V  Retention and Limit                                                  5
     VI  Reinstatement                                                        6
    VII  Premium                                                              6
   VIII  Definitions                                                          8
     IX  Other Reinsurance                                                    9
      X  Loss Occurrence                                                      9
     XI  Loss Notices and Settlements                                        10
    XII  Salvage and Subrogation                                             11
   XIII  Florida Hurricane Catastrophe Fund                                  11
    XIV  Offset (BRMA 36D)                                                   12
     XV  Access to Records (BRMA 1D)                                         12
    XVI  Liability of the Reinsurer                                          12
   XVII  Net Retained Lines (BRMA 32E)                                       12
  XVIII  Errors and Omissions (BRMA 14F)                                     13
    XIX  Currency (BRMA 12A)                                                 13
     XX  Taxes (BRMA 50B)                                                    13
    XXI  Federal Excise Tax                                                  13
   XXII  Funding Requirements                                                14
  XXIII  Insolvency                                                          15
   XXIV  Arbitration                                                         16
    XXV  Service of Suit                                                     17
   XXVI  Agency Agreement                                                    17
  XXVII  Governing Law                                                       17
 XXVIII  Confidentiality                                                     17
   XXIX  Severability                                                        18
    XXX  Intermediary (BRMA 23A)                                             18
         Schedule A

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies
             (hereinafter referred to collectively as the "Company")

                                       by

                   The Subscribing Reinsurer(s) Executing the
                     Interests and Liabilities Agreement(s)
                                 Attached Hereto
                  (hereinafter referred to as the "Reinsurer")

ARTICLE I - CLASSES OF BUSINESS REINSURED

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Property business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.

ARTICLE II - COMMENCEMENT AND TERMINATION

A. This Contract shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, with respect to losses arising out of loss occurrences commencing at or after that time and date, and shall remain in force until 12:01 a.m., Local Standard Time, June 1, 2007.

B. Notwithstanding the provisions of paragraph A above, the Company may terminate a Subscribing Reinsurer's percentage share in this Contract by giving written notice to the Subscribing Reinsurer in the event any of the following circumstances occur as clarified by public announcement for subparagraphs 1 through 6 below and upon discovery for subparagraphs 7 and 8 below:

     1. The Subscribing Reinsurer's policyholders' surplus or foreign equivalent thereto after the date lines are bound for this Contract has been reduced by more than 25.0% of the amount of surplus or foreign equivalent 12 months prior to that date; or

     2. The Subscribing Reinsurer's policyholders' surplus or foreign equivalent thereto at any time after the date that lines are bound or at any time during the term of this Contract has been reduced by more than 25.0% of the amount of surplus or foreign equivalent at the date of the Subscribing Reinsurer's most recent financial statement filed with regulatory authorities and available to the public as of the date lines are bound for this Contract; or

     3. The Subscribing Reinsurer's A.M. Best's Financial Strength rating has been assigned as any rating below "A-" (inclusive of "Not Rated" ratings) and/or the Subscribing Reinsurer's Standard & Poor's Insurer Financial Strength rating has been assigned as any rating below "BBB+" (inclusive of "Not Rated" ratings); or

     4. The Subscribing Reinsurer has become merged with, acquired by or controlled by any other company, corporation or individual(s) not controlling the Subscribing Reinsurer's operations previously; or

     5. A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

     6. The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

     7. The Subscribing Reinsurer has reinsured its entire liability under this Contract to a non-affiliated entity without the Company's prior written consent; or

     8. The Subscribing Reinsurer has ceased assuming new or renewal property or casualty treaty reinsurance business.

C. If this Contract is terminated or expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

ARTICLE III - TERRITORY

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico and the District of Columbia; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.

ARTICLE IV - EXCLUSIONS

This Contract does not apply to and specifically excludes the following:

     1.   Financial guarantee and insolvency.

     2.   Assumed reinsurance.

     3. Mortgage Impairment insurances and similar kinds of insurances, however styled.

     4. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance" attached to and forming part of this Contract.

     5. Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

     6. Loss or liability excluded under the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

     7. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

     8. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 1,000 feet of the insured premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters' or distributors' policy.

     9.   Accident and Health, Casualty, Fidelity and/or Surety business.

     10. Loss, damage, cost or expense arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25.0% of the Company's property loss under the applicable original policy.

     11. Notwithstanding any other provision to the contrary within this Contract or any amendment thereto, loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any act of terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

          An "act of terrorism" includes any act, or preparation in respect of action, or threat of action, designed to influence the government de jure or de facto of any nation or any political division thereof, or in pursuit of political, religious, ideological or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organization(s) or government(s) de jure or de facto, and which:

          a.   Involves violence against one or more persons; or

          b.   Involves damage to property; or

          c. Endangers life other than that of the person committing the action; or

          d. Creates a risk to health or safety of the public or a section of the public; or

          e.   Is designed to interfere with or to disrupt an electronic system.

          Loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against or responding to any act of terrorism.

          Notwithstanding the above and subject otherwise to the terms, conditions and limitations of this Contract, in respect only of personal lines this Contract will pay actual loss or damage (but not related cost or expense) caused by any act of terrorism provided such act is not directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, radioactive, or nuclear pollution or contamination or explosion.

     12. Loss or liability in any way or to any extent arising out of the actual or alleged presence or actual, alleged or threatened presence of fungi including, but not limited to, mold, mildew, mycotoxins, microbial volatile organic compounds or other "microbial contamination," including:

          a. Any supervision, instruction, recommendations, warnings, or advice given or which should have been given in connection with the above; and

          b. Any obligation to share damages with or repay someone who must pay damages because of such injury or damage.

          For purposes of this exclusion, "microbial contamination" means any contamination, either airborne or surface, which arises out of or is related to the presence of fungi, mold, mildew, mycotoxins, microbial volatile organic compounds or spores, including, without limitation, Penicillium, Aspergillus, Fusarium, Aspergillus Flavus and Stachybotrys chartarum.

          Losses resulting from the above causes do not in and of themselves constitute an event unless arising out of one or more of the following perils, in which case this exclusion does not apply:

               Fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow.

          Notice of any claims for mold-related losses must be given by the Company to the Reinsurer, in writing, within 24 months after the commencement date of the loss occurrence to which such claims relate.

     13. Loss or liability excluded under the provisions of the "Electronic Data Endorsement B (NMA 2915)" attached to and forming part of this Contract.

     14. Assessments made against the Company by the Florida Hurricane Catastrophe Fund (FHCF).

     15. Assessments made against the Company by the Citizens Property Insurance Corporation (CPIC).

     16. Workers Compensation, Directors and Officers Liability, and Employers Liability business.

     17.  Product integrity and/or product tampering losses.

     18. Space and space related risks such as satellites, spacecraft, launch vehicles and major components thereof from the beginning of transit to launch site.

     19.  Offshore risks.

ARTICLE V - RETENTION AND LIMIT

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. No claim shall be made under any excess layer of reinsurance coverage provided by this Contract as respects any one loss occurrence unless at least two risks insured by the Company are involved in such loss occurrence. For purposes of this Contract, the Company shall be the sole judge of what constitutes one risk.

ARTICLE VI - REINSTATEMENT

A. In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon.

B. Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

     1. The amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

     2. The amount, shown as "Reinsurer's Term Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.

ARTICLE VII - PREMIUM

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

     1.   As applicable, either;

          a. The amount shown as "Minimum Premium" for that excess layer in Schedule A attached hereto if there has been no loss hereunder; or

          b. The amount shown as "Deposit Premium" for that excess layer in Schedule A attached hereto if there have been one or more losses hereunder; or

     2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's gross earned premium for Property business during the term of this Contract.

B. The Company shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as "Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of the amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on June 1, September 1 and December 1 of 2006 and March 1, 2007.

C. Within 45 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A above, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

D. For each amount of limit reinstated for each excess layer in accordance with the Reinstatement Article, the Company agrees to pay additional premium equal to the product of the following:

          1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

          2. The final adjusted reinsurance premium, as calculated in accordance with paragraph A above, for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

E. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the final adjusted reinsurance premium for any excess layer for the term of this Contract has not been determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the final adjusted reinsurance premium for that excess layer for the term of this Contract has been determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

F. In the event a Subscribing Reinsurer's participation in this Contract is terminated under the provisions of paragraph B of the Commencement and Termination Article, no deposit premium shall be due after the effective date of termination, the minimum premium shall be waived, and the reinsurance premium and reinstatement premium will be calculated in accordance with the following formulas:

     1. Reinsurance premium shall be the number of days the Subscribing Reinsurer participates on this Contract divided by the number of days of the original term of this Contract and the quotient thereof shall be multiplied by the Subscribing Reinsurer's percentage share of the final adjusted premium reported in accordance with paragraph C above.

     2. Reinstatement premium shall be calculated in accordance with paragraph D above and shall be considered fully earned.

     3. In the event the incurred loss for an excess layer in Schedule A attached hereto is greater than the sum of the amounts from subparagraphs 1 and 2 of this paragraph F that are applicable to the same excess layer, in lieu of the provisions of subparagraphs 1 and 2 of this paragraph F, the Subscribing Reinsurer will receive premium equal to the lesser of:

          a. An amount equal to the Subscribing Reinsurer's percentage share of the full reinsurance premium calculated in accordance with paragraph A (without regard to the termination of the Subscribing Reinsurer's share in accordance with the provisions of paragraph B of the Commencement and Termination Article) plus any reinstatement premium calculated in accordance with paragraph D; or

          b. The Subscribing Reinsurer's percentage share of the incurred loss for the same excess layer.

G. "Gross earned premium" as used herein is defined as earned premium of the Company for the classes of business reinsured hereunder, before the deduction of any premiums ceded by the Company for reinsurance which inures to the benefit of this Contract.

ARTICLE VIII - DEFINITIONS

A. "Ultimate net loss" as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

     1. "Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, such loss in excess of the Company's policy limits having been incurred because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such an action.

     2. "Extra contractual obligations" shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such an action. An extra contractual obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the policy.

     Notwithstanding anything stated herein, the amount included in the ultimate net loss for any one loss occurrence as respects loss in excess of policy limits and extra contractual obligations shall not exceed 25.0% of the Company's indemnity loss hereunder arising out of that loss occurrence.

     Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, declaratory judgments, interest on judgments, expenses of outside adjusters, and a pro rata share of the salaries and expenses of the Company's field employees according to the time occupied adjusting such losses and expenses of the Company's officials incurred in connection with the losses, but shall not include office expenses or salaries of the Company's regular employees.

ARTICLE IX - OTHER REINSURANCE

The Company shall be permitted to carry excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.

ARTICLE X - LOSS OCCURRENCE

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

     1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

     2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforesaid period.

     3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the introductory portion of this paragraph) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

     4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

     5. As regards firestorms, brush fires, and any other fires or series of fires, irrespective of origin (except as provided in subparagraphs 2 and 3 above), which spread through trees, grassland or other vegetation, all individual losses sustained by the Company which occur during any period of 168 consecutive hours within a 50-mile radius of any fixed point selected by the Company may be included in the Company's "loss occurrence." However, an individual loss subject to this subparagraph cannot be included in more than one "loss occurrence."

B. For all those "loss occurrences," other than those referred to in subparagraph 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any "loss occurrence" referred to in subparagraph 1 of paragraph A above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

C. As respects those "loss occurrences" referred to in subparagraph 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.

ARTICLE XI - LOSS NOTICES AND SETTLEMENTS

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of this Contract and the terms of the Company's policies (except as respects loss in excess of policy limits and extra contractual obligations), shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Company.

ARTICLE XII - SALVAGE AND SUBROGATION

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

ARTICLE XIII - FLORIDA HURRICANE CATASTROPHE FUND

A. The Company shall provisionally purchase from the FHCF the following limit and retention:

          90.0% of $1,598,988 excess of $443,735.

     The provisional limit and retention detailed above may increase or decrease depending on the Company's actual written premium subject to the FHCF reimbursement coverage during the term of this Contract. The Company and the Reinsurer agree to accept and be bound by the final determination of the FHCF.

B. Any loss reimbursement paid or payable to the Company under the FHCF as a result of loss occurrences commencing during the term of this Contract shall inure to the benefit of this Contract. Further, any FHCF loss reimbursement shall be deemed to be paid to the Company in accordance with the reimbursement contract between the Company and the State Board of Administration of the State of Florida at the full payout level set forth therein and will be deemed not to be reduced by any reduction or exhaustion of the FHCF's claims paying capacity.

C. Prior to the determination of the Company's FHCF retention and payout, if any, under the reimbursement contract between the Company and the State Board of Administration of the State of Florida, the Reinsurer's liability hereunder will be determined provisionally based on the projected payout, determined in accordance with the provisions of the reimbursement contract. Following the FHCF's final determination of the payout under the reimbursement contract, the ultimate net loss under this Contract will be recalculated. If, as a result of such calculation, the loss to the Reinsurer under any excess layer of this Contract in any one loss occurrence is less than the amount previously paid by the Reinsurer under that excess layer, the Company shall promptly remit the difference to the Reinsurer. If the loss to the Reinsurer under any excess layer in any one loss occurrence is greater than the amount previously paid by the Reinsurer, the Reinsurer shall promptly remit the difference to the Company.

D. If an FHCF reimbursement amount is based on the Company's losses in more than one loss occurrence commencing during the term of this Contract, the total FHCF reimbursement received by the Company shall be allocated to individual loss occurrences in chronological order of the dates such loss occurrences commence, beginning with the first such loss occurrence commencing during the term of this Contract, provided that:

     1. The portion of the total FHCF reimbursement amount to be allocated by the Company to any individual loss occurrence shall be equal to the lesser of: (a) the amount of FHCF reimbursement to which the Company would be entitled for that loss occurrence alone, or (b) the remaining FHCF reimbursement which has not been allocated by the Company to prior loss occurrences; and

     2. The total amount allocated by the Company to all such loss occurrences shall be equal to the total FHCF reimbursement received by the Company for such loss occurrences.

ARTICLE XIV - OFFSET (BRMA 36D)

The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Contract; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations.

ARTICLE XV - ACCESS TO RECORDS (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

ARTICLE XVI - LIABILITY OF THE REINSURER

A. The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

ARTICLE XVII - NET RETAINED LINES (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

ARTICLE XVIII - ERRORS AND OMISSIONS (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

ARTICLE XIX - CURRENCY (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

ARTICLE XX - TAXES (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

ARTICLE XXI - FEDERAL EXCISE TAX

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of the Internal Revenue Code to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

ARTICLE XXII - FUNDING REQUIREMENTS

A. The Reinsurer agrees to fund, within 30 days of the Company's request, subject to receipt of satisfactory information from the Company, its share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company) by:

     1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

     2.   Escrow accounts for the benefit of the Company; and/or

     3.   Cash advances;

     if the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia having jurisdiction over the Company and if, without such funding, a penalty would accrue to the Company on any financial statement, including but not limited to quarterly filings, it is required to file with the insurance regulatory authorities involved.

     The Reinsurer, at its sole option, may fund in other than cash if its method of funding is acceptable to the Company and to the insurance regulatory authorities involved.

     For the purpose of this Contract, the Lloyd's U.S. Credit for Reinsurance Trust Fund shall be considered an acceptable funding instrument.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date or longer where required by insurance regulatory authorities. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

     1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

     2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

     3. To fund a cash account in an amount equal to the Reinsurer's share of ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

     4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company), if so requested by the Reinsurer.

     In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

ARTICLE XXIII - INSOLVENCY

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.

ARTICLE XXIV - ARBITRATION

A. As a condition precedent to any right of action hereunder, any dispute or difference between the Company and any Reinsurer relating to the interpretation or performance of this Contract, including its formation or validity, or any transaction under this Contract, whether arising before or after termination, shall be submitted to arbitration.

B. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article provided that communication shall be made by the Company to each of the reinsurers constituting the one party, and provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurer under the terms of this Contract from several to joint.

C. Upon written request of any party, each party shall choose an arbitrator and the two chosen shall select a third arbitrator. If either party refuses or neglects to appoint an arbitrator within 30 days after receipt of the written request for arbitration, the requesting party may appoint a second arbitrator. If the two arbitrators fail to agree on the selection of a third arbitrator within 30 days of their appointment, the Company shall petition the American Arbitration Association to appoint the third arbitrator. If the American Arbitration Association fails to appoint the third arbitrator within 30 days after it has been requested to do so, either party may request a justice of a court of general jurisdiction of the state in which the arbitration is to be held to appoint the third arbitrator. All arbitrators shall be active or retired officers of insurance or reinsurance companies, or Lloyd's London Underwriters, and disinterested in the outcome of the arbitration. Each party shall submit its case to the arbitrators within 30 days of the appointment of the third arbitrator.

D. The parties hereby waive all objections to the method of selection of the arbitrators, it being the intention of both sides that all the arbitrators be chosen from those submitted by the parties.

E. The arbitrators shall have the power to determine all procedural rules for the holding of the arbitration including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators shall interpret this Contract as an honorable engagement and not as merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law. The arbitrators may award interest and costs. Each party shall bear the expense of its own arbitrator and shall share equally with the other party the expenses of the third arbitrator and of the arbitration.

F. The decision in writing of the majority of the arbitrators shall be final and binding upon both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. The arbitration shall take place in Bala Cynwyd, Pennsylvania, unless otherwise mutually agreed between the Company and the Reinsurer.

G. This Article shall remain in full force and effect in the event any other provision of this Contract shall be found invalid or non-binding.

H. All time limitations stated in this Article may be amended by mutual consent of the parties, and will be amended automatically to the extent made necessary by any circumstances beyond the control of the parties.

ARTICLE XXV - SERVICE OF SUIT

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities. This
Article is not intended to conflict with or override the parties obligations to arbitrate their disputes in accordance with the Arbitration Article.)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

ARTICLE XXVI - AGENCY AGREEMENT

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

ARTICLE XXVII - GOVERNING LAW

This Contract shall be governed as to performance, administration and interpretation by the laws of the State of Pennsylvania exclusive of the rules with respect to conflicts of law, except as to rules with respect to credit for reinsurance in which case the applicable rules of all the states shall apply.

ARTICLE XXVIII - CONFIDENTIALITY

The Reinsurer, except with the express prior written consent of the Company, shall not directly or indirectly communicate, disclose or divulge to any unaffiliated third party any knowledge or information that may be acquired either directly or indirectly as a result of the inspection of the Company's books, records and papers. The restrictions as outlined in this Article shall not apply to communication or disclosures that the Reinsurer is required to make to its statutory auditors, retrocessionaires, legal counsel, arbitrators involved in any arbitration procedures under this Contract or disclosures required upon subpoena or other duly-issued order of a court or other governmental agency or regulatory authority.

ARTICLE XXIX - SEVERABILITY

If any provision of this Contract should be invalid under applicable laws, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Contract.

ARTICLE XXX - INTERMEDIARY (BRMA 23A)

Benfield Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Benfield Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Bala Cynwyd, Pennsylvania, this 21st day of July in the year 2006.


                                        /s/ Christopher J. Maguire
                                        ----------------------------------------
                                        Philadelphia Insurance Companies
                                        (for and on behalf of the "Company")

                                        CHRISTOPHER J. MAGUIRE, EVP & CUO
                                        (Print name and title)

                                   SCHEDULE A

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

                                FIRST        SECOND         THIRD
                               EXCESS        EXCESS        EXCESS
                            -----------   -----------   ------------
Company's Retention         $10,000,000   $20,000,000   $ 40,000,000
Reinsurer's Per
   Occurrence Limit         $10,000,000   $20,000,000   $ 60,000,000
Reinsurer's Term Limit      $20,000,000   $40,000,000   $120,000,000
Minimum Premium             $ 4,500,000   $ 6,570,000   $ 13,500,000
Premium Rate                    1.57096%      2.29361%       4.71289%
Deposit Premium             $ 5,000,000   $ 7,300,000   $ 15,000,000
Quarterly Deposit Premium   $ 1,250,000   $ 1,825,000   $  3,750,000

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

Schedule A

   NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE (U.S.A.)

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     I. Nuclear reactor power plants including all auxiliary property on the site, or

     II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

     III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

     IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

     (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.   Without in any way restricting the operations of paragraphs (1), (2) and
     (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.    Reassured to be sole judge of what constitutes:

     (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

     (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

     (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57
N.M.A. 1119
BRMA 35B

               POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

SECTION A:

Excluding:

     (a) All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

     (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B:

It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

          Industrial Risk Insurers,
          Associated Factory Mutuals,
          Improved Risk Mutuals,
          Any Pool, Association or Syndicate formed for the purpose of writing
             Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs, United States Aircraft Insurance Group,
          Canadian Aircraft Insurance Group,
          Associated Aviation Underwriters,
          American Aviation Underwriters.

Section B does not apply:

     (a) Where The Total Insured Value over all interests of the risk in question is less than $250,000,000.

     (b) To interests traditionally underwritten as Inland Marine or stock and/or contents written on a blanket basis.

     (c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B(a).

     (d)  To risks as follows:

          Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than railroad schedules) and builder's risks on the classes of risks specified in this subsection (d) only.

Where this clause attaches to Catastrophe Excesses, the following Section C is added:

SECTION C:

Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in residual market mechanisms including but not limited to:

     (1)  The following so-called "Coastal Pools":

          Alabama Insurance Underwriting Association
          Louisiana Citizens Property Insurance Corporation
          Mississippi Windstorm Underwriting Association
          North Carolina Insurance Underwriting Association
          South Carolina Windstorm and Hail Underwriting Association Texas Windstorm Insurance Association

AND

     (2)  All "Fair Plan" and "Rural Risk Plan" business

AND

     (3)  The California Earthquake Authority ("CEA")

for all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:

     (i) The inability of any other participant in such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms to meet its liability.

     (ii) Any claim against such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Fund Exclusion Clause incorporated in this Contract).

SECTION D:

Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in its Ultimate Net Loss only that assessment directly attributable to each separate loss occurrence covered hereunder. The Company's initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

NOTES: Wherever used herein the terms:

       "Company"      shall be understood to mean "Company," "Reinsured,"
                      "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

       "Agreement"    shall be understood to mean "Agreement," "Contract,"
                      "Policy" or whatever other term is used to designate the attached reinsurance document.

       "Reinsurers"   shall be understood to mean "Reinsurers," "Underwriters"
                      or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

                          ELECTRONIC DATA ENDORSEMENT B

1.   ELECTRONIC DATA EXCLUSION

     Notwithstanding any provision to the contrary within the Contract or any endorsement thereto, it is understood and agreed as follows:-

     a) This Contract does not insure loss, damage, destruction, distortion, erasure, corruption or alteration of ELECTRONIC DATA from any cause whatsoever (including but not limited to COMPUTER VIRUS) or loss of use, reduction in functionality, cost, expense of whatsoever nature resulting therefrom, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

          ELECTRONIC DATA means facts, concepts and information converted to a form useable for communications, interpretation or processing by electronic and electromechanical data processing or electronically controlled equipment and includes programs, software and other coded instructions for the processing and manipulation of data or the direction and manipulation of such equipment.

          COMPUTER VIRUS means a set of corrupting, harmful or otherwise unauthorized instructions or code including a set of maliciously introduced unauthorized instructions or code, programmatic or otherwise, that propagate themselves through a computer system or network of whatsoever nature. COMPUTER VIRUS includes but is not limited to "Trojan Horses," "worms" and "time or logic bombs."

     b) However, in the event that a peril listed below results from any of the matters described in paragraph a) above, this Contract, subject to all its terms, conditions and exclusions, will cover physical damage occurring during the Contract period to property insured by this Contract directly caused by such listed peril.

          Listed Perils

          Fire
          Explosion

2.   ELECTRONIC DATA PROCESSING MEDIA VALUATION

     Notwithstanding any provision to the contrary within the Contract or any endorsement thereto, it is understood and agreed as follows:-

     Should electronic data processing media insured by this Contract suffer physical loss or damage insured by this Contract, then the basis of valuation shall be the cost of the blank media plus the costs of copying the ELECTRONIC DATA from back-up or from originals of a previous generation. These costs will not include research and engineering nor any costs of recreating, gathering or assembling such ELECTRONIC DATA. If the media is not repaired, replaced or restored the basis of valuation shall be the cost of the blank media. However this Contract does not insure any amount pertaining to the value of such ELECTRONIC DATA to the Assured or any other party, even if such ELECTRONIC DATA cannot be recreated, gathered or assembled.

NMA 2915 (25.1.01)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          ACE Tempest Reinsurance Ltd.
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

   0%  of the First Excess Catastrophe Reinsurance
2.50%  of the Second Excess Catastrophe Reinsurance
2.50%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 22nd day of August in the year 2006.


                                     /s/ Paula Lewin
                                     -------------------------------------------
                                     ACE Tempest Reinsurance Ltd.

                                     PAULA LEWIN, as Underwriting
                                     (Print name and title)

                                            Our Reference Number: 06/Px 2677 B.C

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          American Re-Insurance Company
                             A Delaware Corporation
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

   0%  of the First Excess Catastrophe Reinsurance
   0%  of the Second Excess Catastrophe Reinsurance
6.00%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Princeton, New Jersey, this 15th day of NOVEMBER in the year 2006.


                                     /s/ Matthew Campion
                                     -------------------------------------------
                                     American Re-Insurance Company,
                                     A Delaware Corporation

                                     MATTHEW CAMPION - DIRECTOR
                                     (Print name and title)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                     AXA RE
                                  Paris, France
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

   0%  of the First Excess Catastrophe Reinsurance
8.50%  of the Second Excess Catastrophe Reinsurance
9.50%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Paris, France, this 25th day of August in the year 2006.


                                     /s/ Oliver Grehan
                                     -------------------------------------------
                                     AXA RE

                                     Oliver Grehan, Vice President
                                     (Print name and title)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                             AXIS Specialty Limited
                                Pembroke, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

   0%  of the First Excess Catastrophe Reinsurance
   0%  of the Second Excess Catastrophe Reinsurance
3.00%  of the Third Excess Catastrophe Reinsurance - Ref#012578-0106RI

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Pembroke, Bermuda, this 9th day of August in the year 2006.


                                     /s/ Christian Dunleavy
                                     -------------------------------------------
                                     AXIS Specialty Limited

                                     CHRISTIAN DUNLEAVY, SVP
                                     (Print name and title)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                           Everest Reinsurance Company
                             A Delaware Corporation
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

60.00%  of the First Excess Catastrophe Reinsurance
25.00%  of the Second Excess Catastrophe Reinsurance
    0%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Liberty Corner, New Jersey, this 8th day of August in the year 2006.


                                     /s/ Charles Volker
                                     -------------------------------------------
                                     Everest Reinsurance Company

                                     Charles Volker, V. P.
                                     (Print name and title)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Flagstone Reinsurance Limited
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

5.50%  of the First Excess Catastrophe Reinsurance
5.50%  of the Second Excess Catastrophe Reinsurance
5.50%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 25th day of July in the year 2006.


                                     /s/ Kevin M. Madigan
                                     -------------------------------------------
                                     Flagstone Reinsurance Limited

                                     Kevin M. Madigan, Deputy Underwriting
                                     Officer - North America
                                     (Print name and title)

                                 ADDENDUM NO. 1

                                       to
                  INTERESTS AND LIABILITIES AGREEMENT NO. 9140

                                       of
                         General Reinsurance Corporation
            (hereinafter referred to as the "Subscribing Reinsurer")
                               with respect to the
                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006
                         issued to and duly executed by
                         Philadelphia Insurance Company
                    Philadelphia Indemnity Insurance Company
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

WHEREAS it was the intent of the Company and the Subscribing Reinsurer to clarify the Intermediary's responsibilities with respect to premium and loss billings under this Contract and Interests and Liabilities Agreement No. 9140 did not reflect such clarification;

WHEREAS the parties wish to correct Interests and Liabilities Agreement No. 9140 to reflect the intent and clarification,

NOW THEREFORE, the Company and the Subscribing Reinsurer agree that, retroactive to the inception date of Interests and Liabilities Agreement No. 9140, item II is amended to read as follows:

     II - Article XXX is amended to read:

"ARTICLE XXX - INTERMEDIARY

Benfield is hereby recognized as the Intermediary for purposes of premium payment, including reinstatements and all adjustments hereunder. Loss billings will be handled through the Intermediary; however, loss payments, including any portion related to loss adjustment expense, shall be paid directly by the Reinsurer to the Company."

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has


Page 1 Gen Re Addendum No. 1 to I&L Io Excess Catastrophe Reinsurance Contract Effective June 1, 2006 executed this Addendum as of the date undermentioned at:

Stamford, Connecticut, this 26th day of January in the year 2007.


                                     /s/ Joan LaFrance
                                     -------------------------------------------
                                     General Reinsurance Corporation

                                     Joan LaFrance, Senior Vice President
                                     (Print name and title)

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Bala Cynwyd, Pennsylvania, this 31st day of JANUARY in the year 2007.


                                     /s/ Christopher J. Maguire
                                     -------------------------------------------
                                     Philadelphia Insurance Companies
                                     (for and on behalf of the "Company")

                                     CHRISTOPHER J. MAGUIRE, EVP & CUO
                                     (Print name and title)


Page 2 Gen Re Addendum No. 1 to I&L Io Excess Catastrophe Reinsurance Contract Effective June 1, 2006

                  INTERESTS AND LIABILITIES AGREEMENT NO. 9140

                                       of

                         General Reinsurance Corporation
                              Wilmington, Delaware
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

    0%  of the First Excess Catastrophe Reinsurance
20.00%  of the Second Excess Catastrophe Reinsurance
10.00%  of the Third Excess Catastrophe Reinsurance

subject to the following:

     I -   Exclusion 13. in Article IV - Exclusions is amended to read:

     "13. Loss or liability excluded under the provisions of the Data Damage Limitation attached to and forming part of this Contract.

     II -  Article XXX - Intermediary does not apply to the Subscribing
           Reinsurer.

     III - Electronic Data Endorsement B (NMA 2915) is replaced by Data Damage
           Limitation attached hereto.

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.


Page 1 Gen Re I&L Io Excess Catastrophe Reinsurance Contract
Effective June 1, 2006

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Stamford, Connecticut, this 21st day of August in the year 2006.


                                     /s/ Joan LaFrance
                                     -------------------------------------------
                                     General Reinsurance Corporation

                                     Joan LaFrance, Vice President
                                     (Print name and title)

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Bala Cynwyd, Pennsylvania, this 30th day of August in the year 2006.


                                     /s/ Christopher J Maguire
                                     -------------------------------------------
                                     Philadelphia Insurance Companies
                                     (for and on behalf of the "Company")

                                     Christopher J Maguire, EVP & CUO
                                     (Print name and title)


Page 2 Gen Re I&L Io Excess Calastrophe Reinsurance Contract
Effective June 1, 2006

                             DATA DAMAGE LIMITATION

Losses directly or indirectly occasioned by:

(i)  loss of, alteration of, or damage to

or

(ii) a reduction in the functionality, availability or operation of a computer system, hardware, program, software, data, information repository, microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the policyholder of the Company or not which may be covered under the Company's policy do not in and of themselves constitute an event unless arising out of one or more of the following perils:

Fire, lightning, explosion, windstorm or hail, smoke, aircraft or vehicles, riot or civil commotion, sprinkler leakage, sinkhole collapse, volcanic action, falling objects, weight of snow, ice or sleet, water damage, or flood and/or earthquake and volcanic eruption if the flood and/or earthquake and volcanic eruption coverage endorsement, as applicable, applies to the affected premises.


Page 3 Gen Re I&L Io Excess Catastrophe Reinsurance Contract
Effective June 1, 2006

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                           Hannover Re (Bermuda), Ltd.
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

   0%  of the First Excess Catastrophe Reinsurance
2.50%  of the Second Excess Catastrophe Reinsurance
2.50%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 11th day of August in the year 2006.


                   /s/ Marc Smit                  /s/ Knut Heinz
                   ----------------------------   ------------------------------
                   Hannover Re (Bermuda), Ltd.

                   Marc Smit, Underwriter and Knut Heinz, Underwriter (Print name and title)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    Munchener Ruckversicherungs-Gesellschaft
                                 Munich, Germany
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies
             (hereinafter referred to collectively as the "Company")

IT IS HEREBY AGREED that the Subscribing Reinsurer accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

    0%  of the First Excess Catastrophe Reinsurance
    0%  of the Second Excess Catastrophe Reinsurance
14.00%  of the Third Excess Catastrophe Reinsurance

IT IS FURTHER AGREED that this Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007.

IT IS ALSO AGREED that, as respects the Subscribing Reinsurer's share in the attached Contract, in lieu of the provisions of the Article XXVIII - Confidentiality - the following shall apply:

     "A. The Reinsurer, except with the express prior written consent of the Company, shall not directly or indirectly communicate, disclose or divulge to any unaffiliated third party any knowledge or information that may be acquired either directly or indirectly as a result of the inspection of the Company's books, records and papers. The restrictions as outlined in this Article shall not apply to communication or disclosures that the Reinsurer is required to make to its statutory auditors, retrocessionaires, legal counsel, arbitrators involved in any arbitration procedures under this Contract or disclosures required upon subpoena or other duly-issued order of a court or other governmental agency or regulatory authority.

     B. Notwithstanding the provisions of paragraph A above, the Reinsurer may store information about this Contract in its group-wide IT systems and may make the information available to all companies and units within the Munich Re Group for administration, risk management and accounting purposes.

     C. It is understood and agreed that the provisions of this Article shall not apply to information which (a) the receiving party lawfully possesses at the effective date hereof, (b) is lawfully made available to the receiving party by a third party free to make such disclosure without breach of any legal obligation, (c) the receiving party develops independently and/or (d) is, or becomes, publicly available without breach of any duty of confidentiality."

IT IS ALSO AGREED that the Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Bala Cynwyd, Pennsylvania, this 21st day of July in the year 2006.


                                     /s/ CHRISTOPHER J. MAGUIRE
                                     -------------------------------------------
                                     Philadelphia Insurance Companies
                                     (for and on behalf of the "Company")

                                     CHRISTOPHER J. MAGUIRE, EVP & CUO
                                     (Print name and title)

Munich, Germany, this 2nd day of August in the year 2006.


                   /s/ A. Haindl                  /s/ C. Kaaz
                   ----------------------------   ------------------------------
                   Munchener Ruckversicherungs-Gesellschaft

                   A. Haindl, Underwriter         C. Kaaz, Assistant Underwriter
                   (Print name and title)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                           Partner Reinsurance Company
                            Pembroke Parish, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

5.00%  of the First Excess Catastrophe Reinsurance
5.00%  of the Second Excess Catastrophe Reinsurance
9.50%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Pembroke Parish, Bermuda, this 25th day of July in the year 2006.


                   /s/ BRIAN SECRETT              /s/ CATHIE LOMBAROI
                   ----------------------------   ------------------------------
                   Partner Reinsurance Company

                   BRIAN SECRETT, (SVP)           CATHIE LOMBAROI, (Assit. UW)
                   (Print name and title)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                      Swiss Reinsurance America Corporation
                                Armonk, New York
                                     through
                       Swiss Re Underwriters Agency, Inc.
                              Calabasas, California
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

   0%  of the First Excess Catastrophe Reinsurance
   0%  of the Second Excess Catastrophe Reinsurance
9.00%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Calabasas, California, this 31st day of July in the year 2006.


                                     /s/ Daniel S. McElvany
                                     -------------------------------------------
                                     Swiss Re Underwriters Agency, Inc.
                                     (for Swiss Reinsurance America Corporation)

                                     Daniel S. McElvany, Senior Vice President
                                     (Print name and title)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        Transatlantic Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by
                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

    0%  of the First Excess Catastrophe Reinsurance
15.00%  of the Second Excess Catastrophe Reinsurance
21.25%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 6th day of October in the year 2006.


                                     /s/ William Orendorf
                                     -------------------------------------------
                                     Transatlantic Reinsurance Company

                                     William Orendorf, Underwriter
                                     (Print name and title)

                                     Ref # 910220053 & 910225935

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                    XL Re Ltd
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

   0%  of the First Excess Catastrophe Reinsurance
   0%  of the Second Excess Catastrophe Reinsurance
4.75%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 9th day of September in the year 2006.


                                     /s/ GINO Z. SMITH
                                     -------------------------------------------
                                     XL Re Ltd

                                     GINO Z. SMITH, A. V. P.
                                     (Print name and title)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                     Certain Underwriting Members of Lloyd's
                 shown in the Signing Schedules attached hereto
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

  0%  of the First Excess Catastrophe Reinsurance
  0%  of the Second Excess Catastrophe Reinsurance
2.5%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedules attached hereto.

     NOW KNOW YE that We the Underwriters, Members of the Syndicates whose definitive numbers in the after-mentioned List or Underwriting Members of Lloyd's are set out in the attached Table, hereby bind ourselves each for his own part and not one for another, our Executors and Administrators, and in respect of his due proportion only, to pay or make good to the Assured or to the Assured's Executors or Administrators or to indemnify him or them against all such loss, damage or liability as herein provided, such payment to be made after such loss, damage or liability is proved and the due proportion for which each of us, the Underwriters, is liable shall be ascertained by reference to his share, as shown in the said List, of the Amount, Percentage or Proportion of the total sum insured hereunder which is in the Table set opposite the definitive number of the Syndicate of which such Underwriter is a Member AND FURTHER THAT the List of Underwriting Members of Lloyd's referred to above shows their respective Syndicates and Shares therein, is deemed to be incorporated in and to form part of this policy, bears the number specified in the attached Table and is available for inspection at Lloyd's Policy Signing Office by the Assured or his or their representatives and a true copy of the material parts of the said List certified by the General Manager of Lloyd's Policy Signing Office will be furnished to the Assured on application.

     IPSS whereof the General Manager of Lloyd's Policy Signing Office has subscribed his name on behalf of each of us.

                                        LLOYD'S POLICY SIGNING OFFICE,


                                        Signed by General Manager,
                                        Lloyd's of London



E NUMBERS OF SYNDICATES AND AMOUNT,
PERCENTAGE RTION OF THE TOTAL SUM
INSURED HEREUNDER SHARED THE MEMBERS
OF THOSE SYNDICATES.

                            SEVERAL LIABILITY NOTICE

     The subscribing reinsurers' obligations under contracts of reinsurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing reinsurers are not responsible for the subscription of any co-subscribing reinsurer who for any reason does not satisfy all or part of its obligations.

     LSW1001 (Reinsurance) 08/94

     NOW KNOW YE THAT We the Underwriters, Members of the Syndicates whose definitive numbers in the after-mentioned List of Underwriting Members of Lloyd's are set out in the attached Table, hereby bind ourselves each for his own part and not one for another, our Executors and Administrators, and in respect of his due proportion only, to pay or make good to the Assured or to the Assured's Executors or Administrators or to indemnify him or them against all such loss, damage or liability as herein provided, such payment to be made after such loss, damage or liability is proved and the due proportion for which each of us, the Underwriters, is liable shall be ascertained by reference to his share, as shown in the said List, of the Amount, Percentage or Proportion of the total sum insured hereunder which is in the Table set opposite the definitive number of the Syndicate of which such Underwriter is a Member AND FURTHER THAT the List of Underwriting Members of Lloyd's referred to above shows their respective Syndicates and Shares therein, is deemed to be incorporated in and to form part of this policy, bears the number specified in the attached Table and is available for inspection at Lloyd's Policy Signing Office by the Assured or his or their representatives and a true copy of the material parts of the said List certified by the General Manager of Lloyd's Policy Signing Office will be furnished to the Assured on application.

          BUREAU REFERENCE    61434 07/07/06     BROKER NUMBER 1108
             PROPORTION          SYNDICATE          UNDERWRITER'S
                  %                                   REFERENCE
                2.50               2020
             TOTAL LINE      NO. OF SYNDICATES       P342583E0X
                2.50                 1

                       THE LIST OF UNDERWRITING MEMBERS OF
                        LLOYDS IS IN RESPECT YEAR OF 2006
                                   OF ACCOUNT

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----
      I  Classes of Business Reinsured                                        1
     II  Commencement and Termination                                         1
    III  Territory                                                            2
     IV  Exclusions                                                           3
      V  Retention and Limit                                                  5
     VI  Reinstatement                                                        6
    VII  Premium                                                              6
   VIII  Definitions                                                          8
     IX  Other Reinsurance                                                    9
      X  Loss Occurrence                                                      9
     XI  Loss Notices and Settlements                                        10
    XII  Salvage and Subrogation                                             11
   XIII  Florida Hurricane Catastrophe Fund                                  11
    XIV  Offset (BRMA 36D)                                                   12
     XV  Access to Records (BRMA 1D)                                         12
    XVI  Liability of the Reinsurer                                          12
   XVII  Net Retained Lines (BRMA 32E)                                       12
  XVIII  Errors and Omissions (BRMA 14F)                                     13
    XIX  Currency (BRMA 12A)                                                 13
     XX  Taxes (BRMA 50B)                                                    13
    XXI  Federal Excise Tax                                                  13
   XXII  Funding Requirements                                                14
  XXIII  Insolvency                                                          15
   XXIV  Arbitration                                                         16
    XXV  Service of Suit                                                     17
   XXVI  Agency Agreement                                                    17
  XXVII  Governing Law                                                       17
 XXVIII  Confidentiality                                                     17
   XXIX  Severability                                                        18
    XXX  Intermediary (BRMA 23A)                                             18
         Schedule A

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies
             (hereinafter referred to collectively as the "Company")

                                       by

                   The Subscribing Reinsurer(s) Executing the
                     Interests and Liabilities Agreement(s)
                                 Attached Hereto
                  (hereinafter referred to as the "Reinsurer")

ARTICLE I - CLASSES OF BUSINESS REINSURED

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Property business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.

ARTICLE II - COMMENCEMENT AND TERMINATION

A. This Contract shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, with respect to losses arising out of loss occurrences commencing at or after that time and date, and shall remain in force until 12:01 a.m., Local Standard Time, June 1, 2007.

B. Notwithstanding the provisions of paragraph A above, the Company may terminate a Subscribing Reinsurer's percentage share in this Contract by giving written notice to the Subscribing Reinsurer in the event any of the following circumstances occur as clarified by public announcement for subparagraphs 1 through 6 below and upon discovery for subparagraphs 7 and 8 below:

     1. The Subscribing Reinsurer's policyholders' surplus or foreign equivalent thereto after the date lines are bound for this Contract has been reduced by more than 25.0% of the amount of surplus or foreign equivalent 12 months prior to that date; or

     2. The Subscribing Reinsurer's policyholders' surplus or foreign equivalent thereto at any time after the date that lines are bound or at any time during the term of this Contract has been reduced by more than 25.0% of the amount of surplus or foreign equivalent at the date of the Subscribing Reinsurer's most recent financial statement filed with regulatory authorities and available to the public as of the date lines are bound for this Contract; or

     3. The Subscribing Reinsurer's A.M. Best's Financial Strength rating has been assigned as any rating below "A-" (inclusive of "Not Rated" ratings) and/or the Subscribing Reinsurer's Standard & Poor's Insurer Financial Strength rating has been assigned as any rating below "BBB+" (inclusive of "Not Rated" ratings); or

     4. The Subscribing Reinsurer has become merged with, acquired by or controlled by any other company, corporation or individual(s) not controlling the Subscribing Reinsurer's operations previously; or

     5. A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

     6. The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

     7. The Subscribing Reinsurer has reinsured its entire liability under this Contract to a non-affiliated entity without the Company's prior written consent; or

     8. The Subscribing Reinsurer has ceased assuming new or renewal property or casualty treaty reinsurance business.

C. If this Contract is terminated or expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

ARTICLE III - TERRITORY

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico and the District of Columbia; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.

ARTICLE IV - EXCLUSIONS

This Contract does not apply to and specifically excludes the following:

     1.   Financial guarantee and insolvency.

     2.   Assumed reinsurance.

     3. Mortgage Impairment insurances and similar kinds of insurances, however styled.

     4. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance" attached to and forming part of this Contract.

     5. Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

     6. Loss or liability excluded under the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

     7. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

     8. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 1,000 feet of the insured premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters' or distributors' policy.

     9.   Accident and Health, Casualty, Fidelity and/or Surety business.

     10. Loss, damage, cost or expense arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25.0% of the Company's property loss under the applicable original policy.

     11. Notwithstanding any other provision to the contrary within this Contract or any amendment thereto, loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any act of terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

          An "act of terrorism" includes any act, or preparation in respect of action, or threat of action, designed to influence the government de jure or de facto of any nation or any political division thereof, or in pursuit of political, religious, ideological or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organization(s) or government(s) de jure or de facto, and which:

          a.   Involves violence against one or more persons; or

          b.   Involves damage to property; or

          c. Endangers life other than that of the person committing the action; or

          d. Creates a risk to health or safety of the public or a section of the public; or

          e.   Is designed to interfere with or to disrupt an electronic system.

          Loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against or responding to any act of terrorism.

          Notwithstanding the above and subject otherwise to the terms, conditions and limitations of this Contract, in respect only of personal lines this Contract will pay actual loss or damage (but not related cost or expense) caused by any act of terrorism provided such act is not directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, radioactive, or nuclear pollution or contamination or explosion.

     12. Loss or liability in any way or to any extent arising out of the actual or alleged presence or actual, alleged or threatened presence of fungi including, but not limited to, mold, mildew, mycotoxins, microbial volatile organic compounds or other "microbial contamination," including:

          a. Any supervision, instruction, recommendations, warnings, or advice given or which should have been given in connection with the above; and

          b. Any obligation to share damages with or repay someone who must pay damages because of such injury or damage.

          For purposes of this exclusion, "microbial contamination" means any contamination, either airborne or surface, which arises out of or is related to the presence of fungi, mold, mildew, mycotoxins, microbial volatile organic compounds or spores, including, without limitation, Penicillium, Aspergillus, Fusarium, Aspergillus Flavus and Stachybotrys chartarum.

          Losses resulting from the above causes do not in and of themselves constitute an event unless arising out of one or more of the following perils, in which case this exclusion does not apply:

               Fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow.

          Notice of any claims for mold-related losses must be given by the Company to the Reinsurer, in writing, within 24 months after the commencement date of the loss occurrence to which such claims relate.

     13. Loss or liability excluded under the provisions of the "Electronic Data Endorsement B (NMA 2915)" attached to and forming part of this Contract.

     14. Assessments made against the Company by the Florida Hurricane Catastrophe Fund (FHCF).

     15. Assessments made against the Company by the Citizens Property Insurance Corporation (CPIC).

     16. Workers Compensation, Directors and Officers Liability, and Employers Liability business.

     17.  Product integrity and/or product tampering losses.

     18. Space and space related risks such as satellites, spacecraft, launch vehicles and major components thereof from the beginning of transit to launch site.

     19.  Offshore risks.

ARTICLE V - RETENTION AND LIMIT

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. No claim shall be made under any excess layer of reinsurance coverage provided by this Contract as respects any one loss occurrence unless at least two risks insured by the Company are involved in such loss occurrence. For purposes of this Contract, the Company shall be the sole judge of what constitutes one risk.

ARTICLE VI - REINSTATEMENT

A. In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon.

B. Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

     1. The amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

     2. The amount, shown as "Reinsurer's Term Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.

ARTICLE VII - PREMIUM

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

     1.   As applicable, either;

          a. The amount shown as "Minimum Premium" for that excess layer in Schedule A attached hereto if there has been no loss hereunder; or

          b. The amount shown as "Deposit Premium" for that excess layer in Schedule A attached hereto if there have been one or more losses hereunder; or

     2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's gross earned premium for Property business during the term of this Contract.

B. The Company shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as "Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of the amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on June 1, September 1 and December 1 of 2006 and March 1, 2007.

C. Within 45 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A above, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

D. For each amount of limit reinstated for each excess layer in accordance with the Reinstatement Article, the Company agrees to pay additional premium equal to the product of the following:

     1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

     2. The final adjusted reinsurance premium, as calculated in accordance with paragraph A above, for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

E. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the final adjusted reinsurance premium for any excess layer for the term of this Contract has not been determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the final adjusted reinsurance premium for that excess layer for the term of this Contract has been determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

F. In the event a Subscribing Reinsurer's participation in this Contract is terminated under the provisions of paragraph B of the Commencement and Termination Article, no deposit premium shall be due after the effective date of termination, the minimum premium shall be waived, and the reinsurance premium and reinstatement premium will be calculated in accordance with the following formulas:

     1. Reinsurance premium shall be the number of days the Subscribing Reinsurer participates on this Contract divided by the number of days of the original term of this Contract and the quotient thereof shall be multiplied by the Subscribing Reinsurer's percentage share of the final adjusted premium reported in accordance with paragraph C above.

     2. Reinstatement premium shall be calculated in accordance with paragraph D above and shall be considered fully earned.

     3. In the event the incurred loss for an excess layer in Schedule A attached hereto is greater than the sum of the amounts from subparagraphs 1 and 2 of this paragraph F that are applicable to the same excess layer, in lieu of the provisions of subparagraphs 1 and 2 of this paragraph F, the Subscribing Reinsurer will receive premium equal to the lesser of:

          a. An amount equal to the Subscribing Reinsurer's percentage share of the full reinsurance premium calculated in accordance with paragraph A (without regard to the termination of the Subscribing Reinsurer's share in accordance with the provisions of paragraph B of the Commencement and Termination Article) plus any reinstatement premium calculated in accordance with paragraph D; or

          b. The Subscribing Reinsurer's percentage share of the incurred loss for the same excess layer.

G. "Gross earned premium" as used herein is defined as earned premium of the Company for the classes of business reinsured hereunder, before the deduction of any premiums ceded by the Company for reinsurance which inures to the benefit of this Contract.

ARTICLE VIII - DEFINITIONS

A. "Ultimate net loss" as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

     1. "Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, such loss in excess of the Company's policy limits having been incurred because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such an action.

     2. "Extra contractual obligations" shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such an action. An extra contractual obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the policy.

     Notwithstanding anything stated herein, the amount included in the ultimate net loss for any one loss occurrence as respects loss in excess of policy limits and extra contractual obligations shall not exceed 25.0% of the Company's indemnity loss hereunder arising out of that loss occurrence.

     Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, declaratory judgments, interest on judgments, expenses of outside adjusters, and a pro rata share of the salaries and expenses of the Company's field employees according to the time occupied adjusting such losses and expenses of the Company's officials incurred in connection with the losses, but shall not include office expenses or salaries of the Company's regular employees.

ARTICLE IX - OTHER REINSURANCE

The Company shall be permitted to carry excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.

ARTICLE X - LOSS OCCURRENCE

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

     1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

     2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforesaid period.

     3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the introductory portion of this paragraph) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

     4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

     5. As regards firestorms, brush fires, and any other fires or series of fires, irrespective of origin (except as provided in subparagraphs 2 and 3 above), which spread through trees, grassland or other vegetation, all individual losses sustained by the Company which occur during any period of 168 consecutive hours within a 50-mile radius of any fixed point selected by the Company may be included in the Company's "loss occurrence." However, an individual loss subject to this subparagraph cannot be included in more than one "loss occurrence."

B. For all those "loss occurrences," other than those referred to in subparagraph 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any "loss occurrence" referred to in subparagraph 1 of paragraph A above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

C. As respects those "loss occurrences" referred to in subparagraph 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.

ARTICLE XI - LOSS NOTICES AND SETTLEMENTS

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of this Contract and the terms of the Company's policies (except as respects loss in excess of policy limits and extra contractual obligations), shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Company.

ARTICLE XII - SALVAGE AND SUBROGATION

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

ARTICLE XIII - FLORIDA HURRICANE CATASTROPHE FUND

A. The Company shall provisionally purchase from the FHCF the following limit and retention:

          90.0% of $1,598,988 excess of $443,735.

     The provisional limit and retention detailed above may increase or decrease depending on the Company's actual written premium subject to the FHCF reimbursement coverage during the term of this Contract. The Company and the Reinsurer agree to accept and be bound by the final determination of the FHCF.

B. Any loss reimbursement paid or payable to the Company under the FHCF as a result of loss occurrences commencing during the term of this Contract shall inure to the benefit of this Contract. Further, any FHCF loss reimbursement shall be deemed to be paid to the Company in accordance with the reimbursement contract between the Company and the State Board of Administration of the State of Florida at the full payout level set forth therein and will be deemed not to be reduced by any reduction or exhaustion of the FHCF's claims paying capacity.

C. Prior to the determination of the Company's FHCF retention and payout, if any, under the reimbursement contract between the Company and the State Board of Administration of the State of Florida, the Reinsurer's liability hereunder will be determined provisionally based on the projected payout, determined in accordance with the provisions of the reimbursement contract. Following the FHCF's final determination of the payout under the reimbursement contract, the ultimate net loss under this Contract will be recalculated. If, as a result of such calculation, the loss to the Reinsurer under any excess layer of this Contract in any one loss occurrence is less than the amount previously paid by the Reinsurer under that excess layer, the Company shall promptly remit the difference to the Reinsurer. If the loss to the Reinsurer under any excess layer in any one loss occurrence is greater than the amount previously paid by the Reinsurer, the Reinsurer shall promptly remit the difference to the Company.

D. If an FHCF reimbursement amount is based on the Company's losses in more than one loss occurrence commencing during the term of this Contract, the total FHCF reimbursement received by the Company shall be allocated to individual loss occurrences in chronological order of the dates such loss occurrences commence, beginning with the first such loss occurrence commencing during the term of this Contract, provided that:

     1. The portion of the total FHCF reimbursement amount to be allocated by the Company to any individual loss occurrence shall be equal to the lesser of: (a) the amount of FHCF reimbursement to which the Company would be entitled for that loss occurrence alone, or (b) the remaining FHCF reimbursement which has not been allocated by the Company to prior loss occurrences; and

     2. The total amount allocated by the Company to all such loss occurrences shall be equal to the total FHCF reimbursement received by the Company for such loss occurrences.

ARTICLE XIV - OFFSET (BRMA 36D)

The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Contract; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations.

ARTICLE XV - ACCESS TO RECORDS (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

ARTICLE XVI - LIABILITY OF THE REINSURER

A. The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

ARTICLE XVII - NET RETAINED LINES (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

ARTICLE XVIII - ERRORS AND OMISSIONS (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

ARTICLE XIX - CURRENCY (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

ARTICLE XX - TAXES (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

ARTICLE XXI - FEDERAL EXCISE TAX

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of the Internal Revenue Code to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

ARTICLE XXII - FUNDING REQUIREMENTS

A. The Reinsurer agrees to fund, within 30 days of the Company's request, subject to receipt of satisfactory information from the Company, its share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company) by:

     1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

     2.   Escrow accounts for the benefit of the Company; and/or

     3.   Cash advances;

     if the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia having jurisdiction over the Company and if, without such funding, a penalty would accrue to the Company on any financial statement, including but not limited to quarterly filings, it is required to file with the insurance regulatory authorities involved.

     The Reinsurer, at its sole option, may fund in other than cash if its method of funding is acceptable to the Company and to the insurance regulatory authorities involved.

     For the purpose of this Contract, the Lloyd's U.S. Credit for Reinsurance Trust Fund shall be considered an acceptable funding instrument.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date or longer where required by insurance regulatory authorities. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

     1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

     2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

     3. To fund a cash account in an amount equal to the Reinsurer's share of ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

     4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company), if so requested by the Reinsurer.

     In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

ARTICLE XXIII - INSOLVENCY

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.

ARTICLE XXIV - ARBITRATION

A. As a condition precedent to any right of action hereunder, any dispute or difference between the Company and any Reinsurer relating to the interpretation or performance of this Contract, including its formation or validity, or any transaction under this Contract, whether arising before or after termination, shall be submitted to arbitration.

B. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article provided that communication shall be made by the Company to each of the reinsurers constituting the one party, and provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurer under the terms of this Contract from several to joint.

C. Upon written request of any party, each party shall choose an arbitrator and the two chosen shall select a third arbitrator. If either party refuses or neglects to appoint an arbitrator within 30 days after receipt of the written request for arbitration, the requesting party may appoint a second arbitrator. If the two arbitrators fail to agree on the selection of a third arbitrator within 30 days of their appointment, the Company shall petition the American Arbitration Association to appoint the third arbitrator. If the American Arbitration Association fails to appoint the third arbitrator within 30 days after it has been requested to do so, either party may request a justice of a court of general jurisdiction of the state in which the arbitration is to be held to appoint the third arbitrator. All arbitrators shall be active or retired officers of insurance or reinsurance companies, or Lloyd's London Underwriters, and disinterested in the outcome of the arbitration. Each party shall submit its case to the arbitrators within 30 days of the appointment of the third arbitrator.

D. The parties hereby waive all objections to the method of selection of the arbitrators, it being the intention of both sides that all the arbitrators be chosen from those submitted by the parties.

E. The arbitrators shall have the power to determine all procedural rules for the holding of the arbitration including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators shall interpret this Contract as an honorable engagement and not as merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law. The arbitrators may award interest and costs. Each party shall bear the expense of its own arbitrator and shall share equally with the other party the expenses of the third arbitrator and of the arbitration.

F. The decision in writing of the majority of the arbitrators shall be final and binding upon both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. The arbitration shall take place in Bala Cynwyd, Pennsylvania, unless otherwise mutually agreed between the Company and the Reinsurer.

G. This Article shall remain in full force and effect in the event any other provision of this Contract shall be found invalid or non-binding.

H. All time limitations stated in this Article may be amended by mutual consent of the parties, and will be amended automatically to the extent made necessary by any circumstances beyond the control of the parties.

ARTICLE XXV - SERVICE OF SUIT

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities. This
Article is not intended to conflict with or override the parties obligations to arbitrate their disputes in accordance with the Arbitration Article.)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

ARTICLE XXVI - AGENCY AGREEMENT

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

ARTICLE XXVII - GOVERNING LAW

This Contract shall be governed as to performance, administration and interpretation by the laws of the State of Pennsylvania exclusive of the rules with respect to conflicts of law, except as to rules with respect to credit for reinsurance in which case the applicable rules of all the states shall apply.

ARTICLE XXVIII - CONFIDENTIALITY

The Reinsurer, except with the express prior written consent of the Company, shall not directly or indirectly communicate, disclose or divulge to any unaffiliated third party any knowledge or information that may be acquired either directly or indirectly as a result of the inspection of the Company's books, records and papers. The restrictions as outlined in this Article shall not apply to communication or disclosures that the Reinsurer is required to make to its statutory auditors, retrocessionaires, legal counsel, arbitrators involved in any arbitration procedures under this Contract or disclosures required upon subpoena or other duly-issued order of a court or other governmental agency or regulatory authority.

ARTICLE XXIX - SEVERABILITY

If any provision of this Contract should be invalid under applicable laws, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Contract.

ARTICLE XXX - INTERMEDIARY (BRMA 23A)

Benfield Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Benfield Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Bala Cynwyd, Pennsylvania, this 21st day of July in the year 2006.


                                        /s/ Christopher J. Maguire
                                        ----------------------------------------
                                        Philadelphia Insurance Companies
                                        (for and on behalf of the "Company")

                                        CHRISTOPHER J. MAGUIRE, EVP & CUO
                                        (Print name and title)

                                   SCHEDULE A

                     EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                        Philadelphia Insurance Companies

                               FIRST         SECOND        THIRD
                               EXCESS        EXCESS        EXCESS
                            -----------   -----------   ------------
Company's Retention         $10,000,000   $20,000,000   $ 40,000,000

Reinsurer's Per
   Occurrence Limit         $10,000,000   $20,000,000   $ 60,000,000

Reinsurer's Term Limit      $20,000,000   $40,000,000   $120,000,000

Minimum Premium             $ 4,500,000   $ 6,570,000   $ 13,500,000

Premium Rate                    1.57096%      2.29361%       4.71289%

Deposit Premium             $ 5,000,000   $ 7,300,000   $ 15,000,000

Quarterly Deposit Premium   $ 1,250,000   $ 1,825,000   $  3,750,000

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.


Schedule A

   NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE (U.S.A.)

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     I. Nuclear reactor power plants including all auxiliary property on the site, or

     II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

     III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

     IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

     (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.   Without in any way restricting the operations of paragraphs (1), (2) and
     (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.   Reassured to be sole judge of what constitutes:

     (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

     (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

     (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57
N.M.A. 1119
BRMA 35B

               POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

SECTION A:

Excluding:

     (a) All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

     (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B:

It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

          Industrial Risk Insurers,
          Associated Factory Mutuals,
          Improved Risk Mutuals,
          Any Pool, Association or Syndicate formed for the purpose of writing
             Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs, United States Aircraft Insurance Group,
          Canadian Aircraft Insurance Group,
          Associated Aviation Underwriters,
          American Aviation Underwriters.

Section B does not apply:

     (a) Where The Total Insured Value over all interests of the risk in question is less than $250,000,000.

     (b) To interests traditionally underwritten as Inland Marine or stock and/or contents written on a blanket basis.

     (c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B(a).

     (d)  To risks as follows:

          Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than railroad schedules) and builder's risks on the classes of risks specified in this subsection (d) only.

Where this clause attaches to Catastrophe Excesses, the following Section C is added:

SECTION C:

Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in residual market mechanisms including but not limited to:

     (1)  The following so-called "Coastal Pools":

          Alabama Insurance Underwriting Association
          Louisiana Citizens Property Insurance Corporation
          Mississippi Windstorm Underwriting Association
          North Carolina Insurance Underwriting Association
          South Carolina Windstorm and Hail Underwriting Association Texas Windstorm Insurance Association

AND

     (2)  All "Fair Plan" and "Rural Risk Plan" business

AND

     (3)  The California Earthquake Authority ("CEA")

for all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:

     (i) The inability of any other participant in such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms to meet its liability.

     (ii) Any claim against such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Fund Exclusion Clause incorporated in this Contract).

SECTION D:

Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in its Ultimate Net Loss only that assessment directly attributable to each separate loss occurrence covered hereunder. The Company's initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

NOTES: Wherever used herein the terms:

          "Company"      shall be understood to mean "Company," "Reinsured,"
                         "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

          "Agreement"    shall be understood to mean "Agreement," "Contract,"
                         "Policy" or whatever other term is used to designate the attached reinsurance document.

          "Reinsurers"   shall be understood to mean "Reinsurers,"
                         "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

                          ELECTRONIC DATA ENDORSEMENT B

1.   ELECTRONIC DATA EXCLUSION

     Notwithstanding any provision to the contrary within the Contract or any endorsement thereto, it is understood and agreed as follows:-

     a) This Contract does not insure loss, damage, destruction, distortion, erasure, corruption or alteration of ELECTRONIC DATA from any cause whatsoever (including but not limited to COMPUTER VIRUS) or loss of use, reduction in functionality, cost, expense of whatsoever nature resulting therefrom, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

          ELECTRONIC DATA means facts, concepts and information converted to a form useable for communications, interpretation or processing by electronic and electromechanical data processing or electronically controlled equipment and includes programs, software and other coded instructions for the processing and manipulation of data or the direction and manipulation of such equipment.

          COMPUTER VIRUS means a set of corrupting, harmful or otherwise unauthorized instructions or code including a set of maliciously introduced unauthorized instructions or code, programmatic or otherwise, that propagate themselves through a computer system or network of whatsoever nature. COMPUTER VIRUS includes but is not limited to "Trojan Horses," "worms" and "time or logic bombs."

     b) However, in the event that a peril listed below results from any of the matters described in paragraph a) above, this Contract, subject to all its terms, conditions and exclusions, will cover physical damage occurring during the Contract period to property insured by this Contract directly caused by such listed peril.

          Listed Perils

          Fire
          Explosion

2.   ELECTRONIC DATA PROCESSING MEDIA VALUATION

     Notwithstanding any provision to the contrary within the Contract or any endorsement thereto, it is understood and agreed as follows:-

     Should electronic data processing media insured by this Contract suffer physical loss or damage insured by this Contract, then the basis of valuation shall be the cost of the blank media plus the costs of copying the ELECTRONIC DATA from back-up or from originals of a previous generation. These costs will not include research and engineering nor any costs of recreating, gathering or assembling such ELECTRONIC DATA. If the media is not repaired, replaced or restored the basis of valuation shall be the cost of the blank media. However this Contract does not insure any amount pertaining to the value of such ELECTRONIC DATA to the Assured or any other party, even if such ELECTRONIC DATA cannot be recreated, gathered or assembled.

NMA 2915 (25.1.01)